UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2026

ARES CORE INFRASTRUCTURE FUND
(Exact Name of Registrant as Specified in Charter)

Delaware	000-56695	99-6541890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY 10167
(Address of principal executive office) (Zip Code)
(212) 750-7300
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to the BNP Funding Facility

On June 26, 2026, Ares Core Infrastructure Fund (the “Fund”) entered into the First Amendment to the Revolving Credit and Security Agreement (the “BNP Funding Facility Amendment”) with ACI Liquid Aggregator SPV, LLC, a wholly owned subsidiary of the Fund, as borrower (the “BNP Borrower”), the Fund, as equityholder (in such capacity, the “Equityholder”) and servicer (in such capacity, the “Servicer”), BNP Paribas, as administrative agent (in such capacity, the “Administrative Agent”) and as lender, and U.S. Bank Trust Company, National Association, as collateral agent (the “Collateral Agent”), which amends the Revolving Credit and Security Agreement, dated as of September 23, 2025 (as amended by the BNP Funding Facility Amendment, the “BNP Funding Facility”), among the BNP Borrower, the Equityholder, the Servicer, the lenders from time to time party thereto, the Administrative Agent, and the Collateral Agent.

The BNP Funding Facility Amendment, among other things, (i) added a tranche secured by data center loans (the “DC Tranche”) with a maximum facility amount equal to the lesser of (a) $175,000,000 and (b) the sum of the products obtained by multiplying (x) the advance rate of each eligible data center collateral asset by (y) the data center commitment amount of such data center collateral asset, (ii) increased the maximum facility amount of the existing tranche, which is secured by broadly syndicated loans, from $200,000,000 to $375,000,000, (iii) specified that advances under the DC Tranche would bear interest at a rate equal to the SOFR Rate (as defined in the BNP Funding Facility) plus an applicable margin of 1.35%, and (iv) updated borrowing base and other mechanics to accommodate the DC Tranche. The other terms of the BNP Funding Facility remain materially unchanged.

Proceeds from the BNP Funding Facility must be used to acquire collateral loans during the reinvestment period, fund revolving collateral loans and data center loans, pay certain fees and expenses and make permitted distributions.

Borrowings under the BNP Funding Facility are subject to the BNP Funding Facility’s various covenants.

The foregoing description of the BNP Funding Facility Amendment does not purport to be complete and is qualified in its entirety by reference to a copy of the BNP Funding Facility Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.1
First Amendment to the Revolving Credit Agreement, dated as of June 26, 2026, among ACI Liquid Aggregator SPV, LLC, as borrower, BNP Paribas, as administrative agent and lender, Ares Core Infrastructure Fund, as equityholder and servicer, and U.S. Bank Trust Company, National Association, as collateral agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CORE INFRASTRUCTURE FUND

Dated: July 2, 2026

	By:	/s/ Christina Oh
	Name:	Christina Oh
	Title:	Chief Financial Officer and Treasurer

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